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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TUCOWS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

August 10, 2009

Dear Fellow Shareholder:

        You are cordially invited to attend the 2009 annual meeting of shareholders of Tucows Inc. to be held at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, Canada, on Tuesday, September 8, 2009, at 4:30 p.m. (local time).

        The accompanying notice of annual meeting and proxy statement describes the matters we will discuss and vote on at the annual meeting. You will also have an opportunity to ask questions.

        Please read the accompanying notice of annual meeting and proxy statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the annual meeting in accordance with your instructions by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided, or by voting your shares over the phone or Internet. You can revoke your proxy anytime before the annual meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy on page 3 of this proxy statement. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

        Your vote is very important. We look forward to seeing you on September 8, 2009.

Sincerely,
Elliot Noss President and Chief Executive Officer

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 8, 2009

        The 2009 annual meeting of shareholders of Tucows Inc. will be held at 4:30 p.m. (local time) on September 8, 2009 at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, Canada, to:

  1.
  Elect nine directors to serve on our board of directors until the next annual meeting of shareholders or until their successors are duly elected and qualified;

  2.
  Ratify the appointment of KPMG LLP as our independent public accountants to audit our financial statements for the year ending December 31, 2009; and

  3.
  Transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

        At the annual meeting, the board of directors intends to present Eugene Fiume, Erez Gissin, Joichi Ito, Allen Karp, Lloyd Morrisett, Elliot Noss, Rawleigh Ralls, Jeffery Schwartz and Stanley Stern as nominees for election to the board of directors.

        Only shareholders of record on the books of the company at the close of business on August 10, 2009 will be entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Our board of directors is soliciting the enclosed proxy. Please carefully read the accompanying proxy statement for more information regarding the business to be transacted at the annual meeting. You will also find enclosed our 2008 annual report on Form 10-K.

        We will make available at the annual meeting a complete list of the shareholders entitled to vote at the annual meeting, and you may examine the list for any purpose related to the annual meeting.

        Regardless of whether you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the annual meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

Michael Cooperman Chief Financial Officer and Secretary

Toronto, Ontario
August 10, 2009

        Your vote is important. Please vote by using the Internet, vote by telephone or sign and return the enclosed proxy card as soon as possible to ensure your representation at the annual meeting.

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
September 8, 2009

        We are sending this proxy statement to shareholders of Tucows Inc., a Pennsylvania corporation, in connection with our board of directors' solicitation of proxies for use at our annual meeting of shareholders on September 8, 2009. We invite you to attend in person. We have also enclosed our 2008 annual report on Form 10-K (which does not form a part of the proxy solicitation material).

VOTING INFORMATION

Record date.

        The record date for the annual meeting was August 10, 2009. You may vote all shares of our common stock that you owned as of the close of business on that date. On August 10, 2009, we had 67,865,496 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted at the annual meeting. We will begin mailing this proxy statement and the proxy card on or about August 14, 2009 to shareholders of record as of the close of business on the record date.

How to vote.

        By mail.    If you hold your shares through a securities broker (that is, in street name), you may complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

        By telephone.    If you hold your shares through a securities broker, you may vote by telephone by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via telephone, you may incur additional charges.

        By Internet.    If you hold your shares through a securities broker, you may vote your shares via the Internet by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via the Internet, you may incur costs such as telephone and Internet access charges.

        At the annual meeting.    Submitting your vote by mail or via the Internet does not limit your right to vote in person at the annual meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the annual meeting, you must obtain a proxy from your broker and bring it to the annual meeting.

Revoking your proxy.

        You can revoke your proxy at any time before your shares are voted at the annual meeting by:

  •
  sending a written notice of revocation to our secretary at our principal executive office (96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada);

  •
  submitting a properly executed proxy showing a later date to our secretary at our principal executive office; or

  •
  attending the annual meeting and voting in person. Merely attending the annual meeting will not revoke your proxy.

Returning your proxy without indicating your vote.

        If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted according to the board of directors' recommendations.

Withholding your vote or voting to "abstain."

        In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be excluded entirely from the vote and will have no effect on the outcome.

Votes required to hold the annual meeting.

        On September 8, 2009, we need a majority of shares of common stock outstanding as of August 10, 2009, the record date, present, in person or by proxy, to have a quorum to be able to hold the annual meeting. Shares represented by a properly signed and returned proxy are considered present at the annual meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains. Broker non-votes also count as shares present at the annual meeting for purposes of a quorum.

Votes required to elect directors.

        A plurality of the votes cast is required for the election of directors. Accordingly, the nine nominees for election as directors who receive the highest number of votes actually cast will be elected.

Votes required to ratify the appointment of KPMG LLP.

        The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of KPMG LLP as our independent public accountants for the year ended December 31, 2009.

Street Name Shares and Broker Non-Votes.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors. Non-routine matters include matters such as the approval of stock plans. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such "broker non-votes" will be counted in determining whether there is a quorum. Broker non-votes will not be counted toward a nominee's total of affirmative votes in the election of directors and will have no effect on the approval of the other proposals.

Postponement or adjournment of annual meeting.

        If the annual meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

 BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Stock ownership of executive officers and directors.

        The following table sets forth the beneficial ownership of our common stock, as of August 10, 2009, by our chief executive officer, our two other most highly compensated executive officers, each of our directors and all of our directors and executive officers as a group. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

	Beneficial Ownership of Common Stock
Name	Common Stock Beneficially Owned Excluding Options		Stock Options Exercisable within 60 Days of August 10, 2009	Total Common Stock Beneficially Owned	Percent of Class(1)
Executive officers and directors
Elliot Noss, President and Chief Executive Officer	591,254	(2)	2,259,802	2,851,056	4.1%
Michael Cooperman, Chief Financial Officer	13,850		985,223	999,073	1.5%
David Woroch, Executive VP, Sales	113,250		209,163	322,413	*
Eugene Fiume, Director	—		55,000	55,000	*
Erez Gissin, Director	10,000		55,000	65,000	*
Joichi Ito, Director	—		25,000	25,000	*
Allen Karp, Director	20,000	(3)	102,500	122,500	*
Lloyd Morrisett, Director	105,000	(4)	102,500	207,500	*
Rawleigh Ralls, Director	12,770,509	(5)	25,000	12,795,509	18.8%
Jeffrey Schwartz, Director	—		112,500	112,500	*
Stanley Stern, Director	203,850		225,550	429,400	*
All directors and executive officers as a group (13 persons)	13,827,913		4,305,571	18,133,484	25.1%

*
Less than 1%

(1)
Based on 67,865,496 shares outstanding as of August 10, 2009, adjusted for shares of stock exercisable by each shareholder, or the shareholders as a group, within 60 days of the record date of the annual meeting.

(2)
Includes an aggregate of 86,869 shares of common stock owned by two separate family trusts of which Mr. Noss is the trustee.

(3)
These shares of common stock are owned by Karp Corp., Inc., as nominee for Mr. Karp's wife.

(4)
These shares of common stock are owned jointly by Dr. Morrisett and his wife.

(5)
7,572,109 of these shares are held by Lacuna Hedge Fund LLLP ("Lacuna Hedge"), and are indirectly owned Lacuna, LLC ("Lacuna LLC"), and Lacuna Hedge GP LLLP ("Lacuna Hedge GP"). Mr. Ralls is a member of Lacuna LLC, the entity which serves as the sole general partner of Lacuna Hedge GP, which serves as the sole general partner of Lacuna Hedge. Mr. Ralls does not directly own any non-derivative securities of the Issuer. Mr. Ralls disclaims beneficial ownership of the securities held by Lacuna Hedge, except to the extent of its pecuniary interest therein. 5,198,400 of these shares are held by Lacuna Venture Fund LLLP ("Lacuna Venture"), and are indirectly owned by Lacuna LLC and Lacuna Ventures GP LLLP ("Lacuna Ventures GP"). Mr. Ralls is a member of Lacuna LLC, the entity which serves as the sole general partner of Lacuna Ventures GP, which serves as the sole general partner of Lacuna Venture. Mr. Ralls disclaims beneficial ownership of the securities held by Lacuna Venture, except to the extent of its pecuniary interest therein.

Stock ownership of principal shareholders.

        The following table sets forth information with respect to each shareholder known to us to be the beneficial owner of more than 5% of our outstanding common stock as of August 10, 2009.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
Lacuna, LLC 1100 Spruce Street, Suite 202 Boulder, CO 80302	12,770,509	(2)	18.8%
Diker GP, LLC 745 Fifth Avenue, Suite 1409 New York, NY 10151	9,407,035	(3)	13.9%
Fertilemind Capital Fund I, L.P. 450 Seventh Avenue, Suite 2100 New York, NY 10123	3,917,683	(4)	5.8%

(1)
Based on 67,865,496 shares outstanding as of August 10, 2009.

(2)
As disclosed on Schedule 13D, filed with the SEC on June 12, 2009. Of these shares, 5,198,400 are held directly by Lacuna Venture Fund LLLP ("Lacuna Venture") and 7,572,109 are held directly by Lacuna Hedge Fund LLLP ("Lacuna Hedge"). Lacuna, LLC serves as the sole general partner of each of Lacuna Ventures GP and Lacuna Hedge GP. Lacuna Ventures GP serves as the sole general partner of Lacuna Venture and Lacuna Hedge GP serves as the sole general partner of Lacuna Hedge. Neither Lacuna Ventures GP, Lacuna Hedge GP, nor Lacuna, LLC directly owns any securities of the Company. Lacuna Ventures GP, Lacuna Hedge GP and Lacuna, LLC may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the securities of the Company held by Lacuna Venture and Lacuna Hedge but disclaim beneficial ownership except to their pecuniary interest therein.

(3)
As disclosed on Schedule 13G/A, filed with the SEC on February 17, 2009. The shares are held indirectly by Diker Management, LLC, in its capacity as the Registered Investment Adviser of certain managed accounts and funds. Diker Management, LLC is a Registered Investment Adviser and as such disclaims all beneficial ownership of the shares and in any case disclaims beneficial ownership of the shares except to the extent of the reporting person's pecuniary interest therein.

(4)
As disclosed on Schedule 13D, filed with the SEC on October 30, 2008. The shares are held indirectly by Fertilemind Management, LLC in its capacity as the managing general partner of Fertilemind Capital Fund I, L.P., and Aram Fuchs, as the managing member of Fertilemind Management, LLC. Fertilemind Management, LLC and Mr. Fuchs may be deemed to have voting and dispositive power with respect to these shares, but disclaim all beneficial ownership of these shares except to the extent of the reporting person's pecuniary interest in the shares.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The current term of office of all of our directors expires upon election of their successors at the 2009 annual meeting. The board of directors proposes that the following nine nominees, all of whom are currently serving as directors, be elected for a term of one year and until their successors are duly selected and qualified. The number of directors fixed pursuant our governing instruments and a resolution adopted by our board of directors is nine. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors. Unless you withhold authority to vote for these persons, your proxy will be voted FOR the election of the nine nominees.

  The directors standing for election are:

Stanley Stern	Chairman of the Board of Directors since August 2001

Mr. Stern, 52, has been a Managing Director and Head of Technology and Financial Institutions Investment Banking with Oppenheimer & Co. Inc., an investment banking firm, since April 2004. From February 2002 to March 2004, Mr. Stern served as a Managing Director and Head of Investment with C.E. Unterberg, Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as Managing Director of STI Ventures Advisory USA Inc. and as a member of the Board of Directors and the investment committee of STI Ventures, a venture capital company focusing on the high technology market.
Eugene Fiume	Director since June 2005

Mr. Fiume, 51, is a Professor (since 1995) and past Chair (1998-2004) of the Department of Computer Science at the University of Toronto, where he also co-directs the Dynamic Graphics Project. Mr. Fiume's advisory board positions include the Max-Planck Center for Visual Computing and Communication and NGRAIN Corporation. Mr. Fiume also works with venture capital companies and SMEs on due diligence and strategy.
Erez Gissin	Director since August 2001

Mr. Gissin, 50, is the Chief Executive Officer of BCID Ltd., an investment company focusing on infrastructure development projects in China. From July 2000 to March 2005, Mr. Gissin has served as the Chief Executive Officer of IP Planet Networks Ltd., an Israeli satellite communication operator providing Internet backbone connectivity and solutions to Internet Service Providers. From July 1995 to July 2000, Mr. Gissin was Vice President, Business Development of Eurocom Communications Ltd., a holding company that controls several telecommunications services, equipment and Internet companies in Israel. Mr. Gissin is also a director of Partner Communications Ltd. (NASDAQ: PTNR)

Allen Karp	Director since October 2005

Mr. Karp, 68, was a partner in the law firm of Goodman and Carr LLP, where he practiced law from 1966 until 1986. Mr. Karp had been with Cineplex Odeon Corporation in various positions since 1986, where he retired as Chairman and Chief Executive Officer in 2002 and as Chairman Emeritus in 2005. Mr. Karp is a Trustee of Brookfield Real Estate Services Fund and is a director of its management company, the Chair of its corporate governance committee and sits on the audit committee. Mr. Karp is Chairman of the board of trustees of IBI Income fund, and is Chairman of the Nominating, Governance and Compensation Committee. Mr. Karp is a director and immediate past Chairman of the Toronto International Film Festival Group and the Chairman of its corporate governance committee.
Lloyd Morrisett	Director since February 1994

Dr. Morrisett, 79, served as a director of Infonautics, Inc., our predecessor, beginning in February 1994 and served as chairman of the Board of Directors of Infonautics beginning in March 1998 until we merged with Tucows Delaware in August 2001 and became Tucows Inc. He is the co-founder of the Children's Television Workshop—now Sesame Workshop—and served from 1969 to 1998 as president of The Markle Foundation, a charitable organization.
Elliot Noss	Director since August 2001

Mr. Noss, 46, is our President and Chief Executive Officer and has served in such capacity since the completion of our merger with Tucows Delaware in August 2001. From May 1999 until completion of the merger in August 2001, Mr. Noss served as President and Chief Executive Officer of Tucows Delaware. Before that, from April 1997 to May 1999, Mr. Noss served as Vice President of Corporate Services of Tucows Interactive Ltd., which was acquired by Tucows Delaware in May 1999.
Jeffrey Schwartz	Director since June 2005

Mr. Schwartz, 46, was originally Vice President of the Juvenile Division of Dorel Industries, a position he held until 1989, when their Canadian divisions were merged and he became Vice-President, Finance, a position he held from 1989 until 2003. In 2003, his title was changed to Executive Vice-President and Chief Financial Officer. Mr. Schwartz is a graduate of McGill University in Montreal and has a degree in business administration.
Joichi Ito	Director since December 2008

Mr. Ito, 42, has served as one of our directors since December 2008 and is the current Chief Executive Officer of Creative Commons. He is a co-founder and current board member of Digital Garage and is on the board of Technorati. He is a Senior Visiting Researcher of Keio Research Institute at the Shonan Fujisawa Campus of Keio University in Japan and is the Chairman of Six Apart Japan, a weblog software company. He is also on the board of directors of a number of non-profit organizations, including The Mozilla Foundation. Mr. Ito has created numerous Internet companies, including PSINet Japan, Digital Garage and Infoseek Japan and was an early stage investor in Six Apart, Technorati, Flickr, SocialText, Dopplr, Last.fm, Rupture and Kongregate. He has served and continues to serve on various Japanese central as well as local government committees and boards, advising the government on IT, privacy and computer security related issues.

Rawleigh Ralls	Director since May 2009

Mr. Ralls, 47, is a founding partner of Lacuna, LLC, an investment management company focused on both public and private companies. Prior thereto, he was Chairman of Netidentity.com, an Internet email and web hosting company, where he led corporate strategy and development until the firm's sale in 2006. Mr. Ralls currently serves on the Board of Directors of a number of companies, including Savoya, LLC, IntraOp Medical, Knowledge Factor, Mocapay, Inc, and SageFire, Inc.

The board of directors unanimously recommends a vote FOR the nominees listed above.

 CORPORATE GOVERNANCE

Governance Principals

        The governance principals of our Board of Directors include the charters of our audit committee, our corporate governance nominating and compensation committee, our code of conduct, and our code of ethics. Each of these documents and various other documents embodying our governance principals are published on our website at tucowsinc.com. Amendments and waivers of our code of ethics will either be posted on our website or filed with the SEC on a current report on Form 8-K.

Affirmative Determinations Regarding Director Independence

        In 2008, the Board of Directors determined that a majority of the Board of Directors met the independence requirements prescribed by the listing standards of NYSE Amex.

Meetings

        Our Board of Directors met six times during Fiscal 2008. Our Board of Directors also took action by unanimous written consent on three occasions during Fiscal 2008. Each director attended at least 80% of the total number of meetings of the Board of Directors and the committees on which he served during Fiscal 2008.

Executive Sessions of Independent Directors

        A majority of the independent directors meet quarterly in executive sessions without members of our management present. Mr. Stern was responsible for chairing the executive sessions.

Policy regarding attendance

        Directors are expected, but are not required, to attend board meetings, meetings of committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly. Elliot Noss attended our 2008 annual meeting of shareholders in person while the remainder of the Board of Directors were available by teleconference.

Committees

        Our Board of Directors has two committees, an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and a corporate governance, nomination and compensation committee. The Board of Directors created the corporate governance, nomination and compensation committee and adopted a new charter in November 2007 in order to expand the responsibilities of our compensation committee to include oversight of our corporate governance principles and our Board nomination process. Our committees generally meet in connection with regularly scheduled quarterly and annual meetings of the Board of Directors, with additional meetings held as often as its members deem necessary to perform its responsibilities. From time to time, depending on the circumstances, the board may form a new committee or disband a current committee.

        The audit committee currently consists of Mr. Schwartz, Mr. Karp and Dr. Morrisett.

        The audit committee held five meetings during Fiscal 2008. The audit committee also took action by unanimous written consent on three occasions during the 2008 fiscal year. The audit committee's purposes are:

  •
  To assist the Board of Directors in its oversight of (1) our accounting and financial reporting processes and the audits of our financial statements, and (2) our compliance with legal and regulatory requirements;

  •
  To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

  •
  To prepare the report required by the rules of the SEC to be included in our annual Form 10-K.

        Each of the members of our audit committee is an independent director and satisfies the independence standards specified in Section 121A of the NYSE Amex listing requirements and Rule 10A-3 under the Securities Exchange Act of 1934, and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Additionally, the Board of Directors has determined that Mr. Schwartz qualifies as an "audit committee financial expert" as defined under Item 407(d)(v) of Regulation S-K. The Board of Directors has adopted a written charter for the audit committee, which the audit committee has reviewed and determined to be in compliance with the rules set forth in the NYSE Amex listing requirements and which is available on tucowsinc.com.

        The corporate governance, nomination and compensation committee currently consists of Mr. Stern, Mr. Schwartz, Dr. Morrisett and Mr. Karp, all of whom are independent directors as defined in Section 121A of the NYSE Amex listing standards.

        This committee was formerly known as the compensation committee and, effective November 8, 2007, had its roles and responsibilities expanded to include the corporate governance and nomination responsibilities. This committee adopted a formal charter, which is available on tucowsinc.com.

        The committee held five meetings during Fiscal 2008. The committee also took action by unanimous written consent on three occasions during the 2008 fiscal year. The corporate governance, nomination and compensation committee has responsibility for the oversight, review and approval of senior management's compensation philosophy and practices. To assist it in meeting this mandate the corporate governance, nomination and compensation committee has the authority to hire its own independent advisors and is authorized to delegate responsibilities to management, independent accountants and internal and outside lawyers.

        The corporate governance, nomination and compensation committee makes recommendations to the Board of Directors on compensation for the chief executive officer and approves the compensation for individuals that report directly to the chief executive officer, including the named executive officers, to ensure that they meet corporate objectives. For this purpose, named executive officers are defined as the chief executive officer, the chief financial officer and our three other most highly compensated executive officers. The Board of Directors and the corporate governance, nomination and compensation committee also review, approve and evaluate short-term and long-term incentive designs and incentive awards for our senior management. The board as a whole reviews the recommendations of the corporate governance, nomination and compensation committee and gives final approval on the compensation for the chief executive officer.

Director nomination process.

        Our board of directors will consider any candidate proposed in good faith by one of our shareholders and has adopted a resolution that requires a shareholder to timely submit, to the attention of our Secretary at 96 Mowat Avenue, Toronto, Ontario M6K 3M1 Canada, the following:

  •
  the candidate's name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

  •
  information about the relationship between the candidate and the nominating shareholder;

  •
  the consent of the candidate to serve as a director; and

  •
  proof of the number of shares of our common stock that the nominating shareholder owns and the length of time the shares have been owned.

        In order to be considered by the board of directors, a shareholder's nomination must be delivered to our secretary at least 120 days before the date on which we first mailed our proxy materials for our prior year's annual meeting of shareholders. Subject to compliance with statutory or regulatory requirements, our board of directors does not expect that candidates recommended by shareholders will be evaluated in a different manner than other candidates.

        In considering candidates for nomination, our board of directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of our board of directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of our business; therefore, in considering whether to nominate a person for election as a director, the independent directors and our board of directors will consider, among other factors, the contribution such person can make to the collective competencies of the board based on such person's background. In determining whether to nominate a current director for re-election, the board will take into account these same criteria as well as the director's past performance, including his or her participation in and contributions to the activities of the board. Because we do not have a standing nominating committee, the seven nominees that are currently serving as directors were selected for re-election by our whole board.

Ethics policy for senior officers.

        Our board of directors has adopted an ethics policy for our senior officers, including our Chief Executive Officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the ethics policy for senior officers can be obtained from our Internet web site at http://about.tucows.com, without charge.

Communications with the board of directors.

        We provide an informal process for shareholders to send communications to our board of directors. If you wish to communicate with our board of directors, you may send correspondence to the attention of our Secretary at 96 Mowat Avenue, Toronto, Ontario M6K 3M1 Canada. The Secretary will submit your correspondence to the chairman of the board of directors, the chairman of the appropriate committee, or the appropriate individual director, as applicable.

Director compensation.

        Directors who are employees receive no additional or special compensation for serving as directors. The Board of Directors determines the total amount of the annual retainer as well as the amounts of any meeting or committee fee based upon recommendations from the corporate governance, nomination and compensation committee and input from the chief executive officer.

        Under the terms of our current equity compensation plan, we make formula grants of nonqualified stock options to our non-employee directors and members of committees of our Board of Directors as described below. All stock- based compensation for our Non-employee directors is governed by our 2006 Omnibus Equity Compensation Plan (the "2006 Plan") or its predecessor, our 1996 Equity Compensation Plan (the "1996 Plan"). All options granted under the formula grants are immediately exercisable, have an exercise price equal to the fair market value per share of our common stock as determined by the per share price as of the close of business on the date of grant and have a five-year term. Formula option grants are granted to directors under the 2006 Plan as follows:

  •
  on the date each non-employee director becomes a director, he or she is granted options to purchase 15,000 shares of our common stock;

  •
  on the date each director becomes a member of our audit committee, he or she is granted options to purchase 10,000 shares of our common stock with respect to sitting on our audit committee;

  •
  on the date each director becomes a member of our corporate governance, nomination and compensation committee, he or she is granted options to purchase 10,000 shares of our common stock with respect to sitting on our corporate governance, nomination and compensation committee;

  •
  on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock;

  •
  on each date on which we hold our annual meeting of shareholders, each member of our audit committee in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock; and

  •
  on each date on which we hold our annual meeting of shareholders, each member of our corporate governance, nomination and compensation committee of our Board of Directors in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock

Effective January 1, 2008, formula option grants to directors under the 2006 Plan were amended as follows:

  •
  on the date each non-employee director becomes a director, he or she is granted options to purchase 25,000 shares of our common stock;

  •
  on the date each director becomes a member of our audit committee, he or she is granted options to purchase 20,000 shares of our common stock with respect to sitting on our audit committee;

  •
  on the date each director becomes a member of our corporate governance, nomination and compensation committee, he or she is granted options to purchase 15,000 shares of our common stock with respect to sitting on our corporate governance, nomination and compensation committee;

  •
  on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 20,000 shares of our common stock;

  •
  on each date on which we hold our annual meeting of shareholders, each member of our audit committee in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 10,000 shares of our common stock; and

  •
  on each date on which we hold our annual meeting of shareholders, each member of our corporate governance, nomination and compensation committee in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 7,500 shares of our common stock

        Effective as of January 1, 2007, non-employee directors who serve as members of our audit committee receive an annual fee of $12,000 and non-employee directors who serve on our corporate governance, nomination and compensation committee, receive an annual fee of $6,000. In addition, all non-employee directors receive the following meeting attendance fees:

        Effective as of January 1, 2008, the Chairman of our Board of Directors and all non-employee directors receive an annual fee of $10,000. In addition, the Chairman receives an additional annual fee of $10,000. Non-employee directors who serve as members of our audit committee receive an annual fee of $8,000 and non-employee directors who serve on our corporate governance, nomination and compensation committee, receive an annual fee of $8,000. In addition, all non-employee directors receive the following meeting attendance fees:

Director meeting attendance fee (Beginning fiscal 2007)
Board Meeting Personal Attendance Fees (per meeting, including any Audit or Corporate Governance, Nomination and Compensation Committee Meeting)	$3,000
Regularly Scheduled Telephonic Board Meeting Attendance Fees (per meeting)	$500
Regularly Scheduled Telephonic Audit Committee Meeting Attendance Fees (per meeting)	$250
Regularly Scheduled Telephonic Corporate Governance, Nomination and Compensation Committee Meeting Attendance Fees (per meeting)	$250

        All annual fees are paid to our directors in quarterly installments.

        We also purchase directors and officers liability insurance for the benefit of our directors and officers as a group in the amount of $10 million. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or its committees. No fees are payable to directors for attendance at specially called meetings of the board.

        The table below shows all compensation paid to each of our non-employee directors during fiscal 2008. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars during the 2008 fiscal year were converted into U.S. dollars based upon the exchange rate of 1.0643 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for Fiscal 2008. With the exception of Joichi Ito who was appointed to our Board of Directors on December 15, 2008, each of the directors listed below served for the entire year:

Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)(3)	All other compensation ($)	Total ($)
(a)	(b)	(d)	(g)	(h)
Stanley Stern	35,750	9,123	—	44,873
Eugene Fiume	17,500	5,730	—	23,230
Erez Gissin	16,500	7,720	—	24,220
Joichi Ito	—	4,320	—	4,320
Allen Karp	34,750	10,993	—	45,743
Lloyd Morrisett	33,750	10,993	—	44,743
Jeffrey Schwartz	34,750	9,003	—	43,753

	173,000	57,882	—	230,882

(1)
On May 23, 2008 under the 2006 Plan, our non-employee directors were awarded these option grants. Under the 2006 Plan, these options vested immediately and carry an exercise price of $0.199. All these options remained outstanding at December 31, 2008 and have a five year term. The Grant Date Fair Value of the Option Grants was based on the Black- Scholes option-pricing model and used the same assumptions that are set forth in Note 10 to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2008.

(2)
On September 9, 2008 under the 2006 Plan, our non-employee directors were awarded these automatic option grants. Under the 2006 Plan, these options vested immediately and carry an exercise price of $0.187. All these options remained outstanding at December 31, 2008 and have a five year term. The Grant Date Fair Value of the Option Grants was based on the Black-Scholes option-pricing model and used the same assumptions that are set forth in Note10 to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2008.

(3)
On December 15, 2008 under the 2006 Plan, Joichi Ito was awarded these automatic option grants upon his appointment to the Board of Directors. Under the 2006 Plan these options vested immediately and carry an exercise price of $0.173. All these options remained outstanding at December 31, 2008 and have a five year term. The Grant Date Fair Value of the Option Grants was based on the Black-Scholes option-pricing model and used the same assumptions that are set forth in Note 10 to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2008.

 EXECUTIVE COMPENSATION

        Please see Election of Directors, for a brief biography of Elliot Noss, President and CEO.

        Michael Cooperman, Chief Financial Officer, has more than 20 years of experience in the financial and general management fields, primarily as a senior financial executive in the technology industry. Prior to joining Tucows, Michael worked at Archer Enterprise Systems Inc., a provider of SalesForce Automation Software. He also served as CEO, Chief Operating Officer, President and member of the board at SoftQuad International Inc., a leading provider of content publishing tools for the Internet and corporate Intranets. Michael holds a Bachelor of Accounting Sciences Degree from the University of South Africa.

        David Woroch, Vice-President, Sales, joined Tucows as Director of Sales in March 2000, and was promoted to Vice President of Sales in June 2001 responsible for all sales activities. He assumed responsibility for customer support in March 2004 and Domain Direct, the online retail department, in February 2005. In June 2005, he was given responsibility for the marketing department and became Vice President Sales and Marketing. In June 2009, David was named Executive Vice-President, Sales and Support. David holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University in Waterloo, Ontario.

        The following Summary Compensation table provides a summary of the compensation earned by the chief executive officer, Elliot Noss, and our two other most highly compensated executive officers for services rendered in all capacities during Fiscal 2008. Specific aspects of this compensation are dealt with in further detail in the tables that follow. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars during the 2008 fiscal year were converted into U.S. dollars based upon the exchange rate of 1.0643 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for Fiscal 2008.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
(a)	(b)	(c)	(d)	(f)	(i)	(j)
Elliot Noss	2008	281,875	18,397	36,470	9,866	346,608
President and Chief Executive Officer	2007	279,252	89,081	45,499	9,774	423,606
Michael Cooperman	2008	220,802	12,684	30,175	11,557	275,218
Chief Financial Officer	2007	218,747	61,435	35,878	11,449	327,509
David Woroch	2008	183,219	12,684	18,705	7,047	221,655
Vice President, Sales	2007	167,551	70,651	18,192	6,981	263,375

(1)
Represents bonus earned during the fiscal years ended December 31, 2008 and 2007. Of the Fiscal 2007 amount, the following amounts were paid in February 2008:

Elliot Noss	$38,467
Michael Cooperman	$26,529
David Woroch	$30,508
(2)
Represents the dollar amount we recognized in our 2008 and 2007 income statements for option awards to the named executive officers, calculated in accordance with FAS 123R, and thus include amounts from awards granted in 2008 and in prior years. Please see Note 10 entitled "Stock Options" in the notes to our audited financial statements below, for a discussion of the assumptions underlying these calculations.

(3)
Amounts reported in this column are comprised of the following items:

	Year	Additional Health Spending Credits ($)	Car Allowance ($)	Health Club Membership ($)	All Other Compensation ($)
Elliot Noss	2008	1,409	8,457	—	9,866
	2007	1,396	8,378	—	9,774
Michael Cooperman	2008	1,409	7,893	2,255	11,557
	2007	1,396	7,819	2,234	11,449
David Woroch	2008	1,409	5,638	—	7,047
	2007	1,396	5,585	—	6,981

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning stock options held by the named executive officers as of December 31, 2008:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Elliot Noss	60,000	—	0.44	7/1/12
	214,575	—	0.37	8/5/13
	278,948	—	0.37	8/5/13
	1,394,738	—	0.37	8/5/13
	76,500	—	0.36	8/4/13
	200,000	—	0.58	8/10/14
	37,500	112,500	0.85	3/18/14
	—	60,000	0.60	5/22/15

	2,262,261	172,500

Michael Cooperman	50,000	—	0.44	7/1/12
	643,725	—	0.37	8/5/13
	76,500	—	0.36	8/4/13
	150,000	—	0.58	8/10/14
	30,000	90,000	0.85	3/18/14
	—	75,000	0.60	5/22/15

	950,225	165,000

David Woroch	42,915	—	0.49	6/30/12
	20,000	—	0.44	7/1/12
	30,000	—	0.36	8/4/13
	60,000	—	0.58	8/10/14
	20,000	60,000	0.85	3/18/14
	—	65,000	0.60	5/22/15

	172,915	125,000

        The stock options grants listed in the above table were issued under our 1996 Plan as well as under our 2006 Plan.

        Under the 1996 Plan, these options vest over a period of four years and have a 10 year term. These options are not exercisable for one year after the grant. Thereafter they become exercisable at the rate of 25% after the first year, with the remaining 75% vesting evenly at each month end over the next thirty six months, becoming fully exercisable after the fourth year.

        Under the 2006 Plan, these options vest over a period of four years and have a 7 year term. These options are not exercisable for one year after the grant. Thereafter they become exercisable at the rate of 25% per annum, becoming fully exercisable after the fourth year.

Potential Payments on Termination or Change In Control

        We have certain agreements that require us to provide compensation to our named executive officers in the event of a termination of employment or a change in control of Tucows. These agreements are summarized following the table below and do not include any payment for termination for cause. The tables below show estimated compensation payable to each named executive officer upon various triggering events. Actual amounts can only be determined upon the triggering event.

	2008	Termination without Cause	Change in Control
Elliot Noss(1)
Compensation
Base Salary/Severance(2)		$422,813	$422,813
Bonus Plan(3)		204,360	204,360
Acceleration of Unvested Equity Awards(4)		—	—
Benefits(5)
Car Allowance		8,456	8,456
Healthcare Flexible Spending Account		1,409	1,409
Healthclub		—	—

		$637,038	$637,038

	2008	Termination without Cause	Change in Control
Michael Cooperman(1)
Compensation
Base Salary/Severance(2)		$276,003	$276,003
Bonus Plan(3)		117,448	117,448
Acceleration of Unvested Equity Awards(4)		—	—
Benefits(5)
Car Allowance		7,893	7,893
Healthcare Flexible Spending Account		1,409	1,409
Healthclub		2,255	2,255

		$405,008	$405,008

	2008	Termination without Cause	Change in Control
David Woroch(1)
Compensation
Base Salary/Severance(2)		$213,756	$213,756
Bonus Plan(3)		109,618	109,618
Acceleration of Unvested Equity Awards(4)		—	—
Benefits(5)
Car Allowance		5,638	5,638
Healthcare Flexible Spending Account		1,409	1,409
Healthclub		—	—

		$330,421	$330,421

(1)
For the purpose of the table we assumed an annual base salary at the executive's level as of December 31, 2008. As the market capital of the Company at December 31, 2008 is less than the minimum threshold for an additional payout on change in control for Messrs. Noss and Cooperman, no additional amount has been included under base salary/severance for change in control.

(2)
Severance for Mr. Noss is compensation for one year plus one month additional compensation for each completed year of service capped at 18 months. For Messrs. Cooperman and Woroch, severance compensation is for six months plus one month additional compensation for each completed year of service.

(3)
For the purpose of the table we assumed that the annual incentive bonus target as of December 31, 2008 had been achieved and that no overachievement bonus or special bonuses would be payable.

(4)
For purposes of the above table, we have assumed that if we terminate Mr. Noss without cause all his unvested options vest automatically and that for Messrs. Cooperman or Woroch, that their options continue to vest through any severance period. On a change in control we have assumed that all unvested options for Messrs. Noss or Cooperman vest automatically and that for Mr. Woroch, that his options continue to vest through and until the end of any severance period. Amounts disclosed in this table equal the closing market value of our common stock as of December 31, 2008, minus the exercise price, multiplied by the number of unvested shares of our common stock that would vest. The closing market value of our common stock on December 31, 2008 was $0.33. As the closing market value of our common stock on December 31, 2008 was less than the strike price of any options held, the acceleration of Unvested Equity Awards had no value.

(5)
Pay for unused vacation, extended health, matching registered retirement savings plan benefit, life insurance and accidental death and dismemberment insurance are standard programs offered to all employees and are therefore not reported.

Employment Agreements—Termination

        Employment contracts are currently in place for each of the named executive officers, which contracts detail the severance payments that will be provided on termination of employment and the consequent obligations of non-competition and non-solicitation.

        The following details the cash severance payment that will be paid to each of the named executive officers in the event of termination without cause or termination for good reason.

        Upon termination without cause, Mr. Woroch is entitled to a severance payment in the amount of six months' compensation plus one months' compensation for each additional completed year of service. Severance payments can be made in equal monthly installments. Mr. Woroch is bound by a standard non-competition covenant for a period of twelve months following their termination.

        Messrs Noss and Cooperman's employment agreements are subject to early termination by us due to:

  •
  the death or disability of the executive;

  •
  for "cause;" or

  •
  without "cause."

        If we terminate Mr. Noss without "cause," he is entitled to receive 12 months of compensation plus one month of compensation for each year of service, to a maximum of 18 months of compensation.

        If we terminate Mr. Cooperman's employment without "cause," he is entitled to receive six months of compensation plus one month of compensation for each year of service.

        For purposes of the employment agreements, "cause" is defined to mean the executive's conviction (or plea of guilty or nolo contendere) for committing an act of fraud, embezzlement, theft or other act constituting a felony or willful failure or an executive's refusal to perform the duties and responsibilities of his position, which failure or refusal is not cured within 30 days of receiving a written notice thereof from our Board of Directors.

Employment Agreements—Change in Control

        Under their employment agreements, both Mr. Noss and Mr. Cooperman are also entitled to the change in control benefits described in the following paragraph if:

  •
  the executive resigns with or without "good reason" within the 30-day period immediately following the date that is six months after the effective date of the "change in control;" or

  •
  within 18 months after a "change in control" and executive's employment is terminated either:

  •
  without "cause;" or

  •
  by resignation for "good reason."

        If an executive's employment is terminated following a change in control under the circumstances described in the preceding paragraph, the executive is entitled to receive a lump sum payment based upon the fair market value of the Company on the effective date of the "change in control" as determined by our Board of Directors in the exercise of good faith and reasonable judgment taking into account, among other things, the nature of the "change in control" and the amount and type of consideration, if any, paid in connection with the "change in control." Depending on the fair market value of the company, the lump sum payments range from $375,000 to $2 million in the case of Mr. Noss, and from $187,500 to $1 million in the case of Mr. Cooperman. In addition to the lump sum payments, all stock options held by the executive officers will be immediately and fully vested and exercisable as of the date of termination.

        A "change in control" is generally defined as:

  •
  the acquisition of 50% or more of our common stock;

  •
  a change in the majority of our Board of Directors unless approved by the incumbent directors (other than as a result of a contested election); and

  •
  certain reorganizations, mergers, consolidations, liquidations, or dissolutions, unless certain requirements are met regarding continuing ownership of our outstanding common stock.

        "Good reason" is defined to include the occurrence of one or more of the following:

  •
  the executive's position, management responsibilities or working conditions are diminished from those in effect immediately prior to the change in control, or he is assigned duties inconsistent with his position;

  •
  the executive is required to be based at a location in excess of 30 miles from his principal job location or office immediately prior to the change in control;

  •
  the executive's base compensation is reduced, or the executive's compensation and benefits taken as a whole are materially reduced, from those in effect immediately prior to the change in control; or

  •
  we fail to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the executive under his employment agreement.

 AUDIT COMMITTEE REPORT

        The audit committee operates pursuant to a formal written charter that was most recently reviewed, approved and adopted by the audit committee in August 2009.

        In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the SEC for audit committee membership, each of the members of the audit committee is an independent director and meets the NYSE Amex's financial sophistication requirements. Mr. Schwartz has been designated by our board of directors as an "audit committee financial expert" pursuant to Item 407(d)(v) of Regulation S-K.

        The purposes of the audit committee are described on page 9 of this proxy statement under the caption "Corporate Governance—Committees" and in the charter of the audit committee. In particular, it is the audit committee's duty to review the accounting and financial reporting processes of the company on behalf of the board. In fulfilling our responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements to be contained in our annual report on Form 10-K for the fiscal year ended December 31, 2008, as amended, with our management and also with KPMG LLP, our independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the audit committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        The audit committee has also discussed with KPMG LLP the matters that are required to be discussed by the auditors with the audit committee under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented. Furthermore, the audit committee discussed with KPMG LLP their independence from management and the company and KPMG LLP provided the audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence.

        Based on the reviews and discussions referred to above, the audit committee has recommended to our board of directors that our audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the SEC.

        In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews our earnings releases before issuance and the annual report on Form 10-K, as amended, prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States.

                      Audit Committee Members
                      Jeffrey Schwartz, Chair
                      Allen Karp
                      Lloyd Morrisett

 PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ratification of appointment.

        KPMG LLP has served as our independent auditors since our merger with Tucows Delaware in August 2001. The audit committee of our board of directors has appointed KPMG LLP as the independent auditors of the company and our subsidiaries for the year ending December 31, 2009. Although shareholder approval is not required, the board of directors desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the annual meeting, the board of directors will review its future selection of auditors. A representative of KPMG LLP is expected to be present at the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

        The board of directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as our independent auditors.

 AUDIT FEES AND ALL OTHER FEES

        A summary of the fees of KPMG LLP for the years ended December 31, 2008 and 2007 are set forth below:

	2008 Fees	2007 Fees
Audit Fees(1)	$274,800	$266,000
Audit-Related Fees	—	—
Tax Fees(2)	183,500	112,000
All Other Fees	—	—

Total Fees	$458,300	$378,000

    (1)
    Consists of fees and expenses for the audit of consolidated financial statements, the reviews of our quarterly reports on Form 10-Q and services associated with registration statements.

    (2)
    Consists of fees and expenses for tax consulting and review services.

Audit committee pre-approval of audit and permissible non-audit services of independent auditors.

        The audit committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by our independent auditors. Under this policy, the audit committee pre-approves all audit and certain permissible accounting and non-audit services performed by the independent auditors. These permissible services are set forth on an attachment to the policy that is updated at least annually and may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides the audit committee with an audit plan including proposed fees in advance of the annual audit. The audit committee approves the plan and fees for the audit.

        With respect to non-audit and accounting services of our independent auditors that are not pre-approved under the policy, the employee making the request must submit the request to our chief financial officer. The request must include a description of the services, the estimated fee, a statement that the services are not prohibited services under the policy and the reason why the employee is requesting our independent auditors to perform the services. If the aggregate fees for such services are estimated to be less than or equal to $25,000, our chief financial officer will submit the request to the chairman of the audit committee for consideration and approval, and the engagement may commence upon the approval of the chairman. The chairman is required to inform the full audit committee of the services at its next meeting. If the aggregate fees for such services are estimated to be greater than $25,000, our chief financial officer will submit the request to the full audit committee for consideration and approval, generally at its next meeting or special meeting called for the purpose of approving such services. The engagement may only commence upon the approval of full audit committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the corporate governance, nominating and compensation committee of our board of directors during the 2008 fiscal year were Mr. Schwartz, Mr. Stern, Mr. Karp and Dr. Morrisett. To ensure that our compensation policies are administered in an objective manner, our corporate governance, nominating and compensation committee is comprised entirely of independent directors. None of the members of our corporate governance, nominating and compensation committee has ever been an officer or employee of the company or its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

        We believe that, under the SEC's rules and based solely upon our review of the copies of the Forms 3, 4 and 5 furnished to us, or written representations from certain reporting persons that any such Forms have been filed in a timely manner and that all of our executive officers, directors and persons who own more than 10 percent of a registered class of our equity securities complied with all Section 16(a) filing requirements applicable to them during 2008, with the exceptions noted herein. Messrs Stern and Gissin and Dr Morrisett each filed a late Form 4 with respect to their exercise of stock options, and Lacuna, LLC, through its affiliated entities, filed a late Form 5 with respect to shares of common stock acquired in a series of transactions.

OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING

        All of the matters we knew about as of the time of the mailing of this proxy statement to be brought before the annual meeting are described in this proxy statement. If any matters properly come before the annual meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Shareholder proposals for the 2010 annual meeting.

        If you would like to submit a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2010 you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received by the Secretary at Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, at any time before April 16, 2010.

        If you would like to present a proposal at the 2010 annual meeting, but do not want to include the proposal in our proxy statement, you will have to comply with the advance notice procedures set forth in our current bylaws. The bylaws require that a shareholder submit a written notice of intent to present such a proposal to our secretary no more than 90 days and no less than 60 days prior to the anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting. Therefore, we must receive notice of such proposal for the 2010 annual meeting no earlier than May 16, 2010 and no later than June 15, 2010. If the notice is received before May 16, 2010 or after June 15, 2010, it will be considered untimely and we will not be required to present it at the 2010 annual meeting.

        If we do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Cost of proxy solicitation.

        We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We will make solicitations primarily by mail or by facsimile and our regular employees may solicit proxies personally or by telephone but will not be specifically compensated for such services. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our annual report on Form 10-K to the beneficial owners of the shares of our common stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

Availability of Materials

        A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 AS FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO: ATTN: CORPORATE SECRETARY, 96 MOWAT AVENUE. TORONTO, CANADA, M6K 3M1.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 8, 2009

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available to stockholders at www.tucowsinc.com in the "About Us—Filings" section.

By Order of the Board of Directors,
Michael Cooperman Chief Financial Officer and Secretary

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—September 8, 2009

This proxy is solicited by the board of directors of Tucows Inc.

This proxy is solicited by the board of directors of Tucows Inc. for the annual meeting of shareholders to be held on September 8, 2009, at 4:30 p.m. EST at the offices of the company: 96 Mowat Avenue, Toronto, Ontario, Canada.

The undersigned having duly received notice of the annual meeting and the proxy statement therefore, and revoking all prior proxies, hereby appoints Elliot Noss and Michael Cooperman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Tucows Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. The shares represented by this proxy will be voted as directed by the undersigned. If no directions are given, the proxies will be voted in accord with the Directors' recommendations on the subjects listed on this card and at their discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

If you do not sign and return a proxy, or attend the annual meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Proposal 1:	Election of the following nominees as Directors: Stanley Stern, Eugene Fiume, Erez Gissin, Allen Karp, Lloyd N. Morrisett, Elliot Noss, Jeffrey Schwartz, Joichi Ito and Rawleigh Ralls.
Authority withheld for the following only: (Please strike through name above)
The board of directors unanimously recommends a vote "FOR" each of the nominees.
FOR	☐	AUTHORITY WITHHELD FOR ALL NOMINEES			☐
Proposal 2:	Ratification of KPMG LLP as Auditors
The board of directors unanimously recommends a vote "FOR" ratification.
FOR	☐	AGAINST	☐	ABSTAIN	☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the annual meeting.

Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Tucows Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.
DATE		, 2009

SIGNATURE

SIGNATURE

Votes must be indicated (X) in Black

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 8, 2009

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available to stockholders at www.tucowsinc.com in the "About Us—Filings" section.

QuickLinks

BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT FEES AND ALL OTHER FEES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING
ADDITIONAL INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2009